UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	July 31, 2016

Item 1. Schedule of Investments:

Putnam Absolute Return 300 Fund

The fund's portfolio
7/31/16 (Unaudited)

MORTGAGE-BACKED SECURITIES (42.5%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (15.2%)

Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 22.655%, 5/15/35			$110,333	$179,647
IFB Ser. 3072, Class SM, 22.032%, 11/15/35			256,316	408,872
IFB Ser. 3249, Class PS, 20.687%, 12/15/36			157,476	247,066
IFB Ser. 2990, Class LB, 15.715%, 6/15/34			578,896	753,865
IFB Ser. 3852, Class NT, 5.519%, 5/15/41			6,348,634	6,671,538
Ser. 4193, Class PI, IO, 4.00%, 3/15/43			6,257,095	895,866
Ser. 4213, Class GI, IO, 4.00%, 11/15/41			6,006,702	640,915
Ser. 4591, Class QI, IO, 3.50%, 4/15/46			9,319,413	1,054,958
Ser. 4369, Class IA, IO, 3.50%, 7/15/44			5,245,960	639,966
Ser. 4136, Class IW, IO, 3.50%, 10/15/42			10,270,277	1,312,569
Ser. 4150, Class DI, IO, 3.00%, 1/15/43			9,818,910	1,055,533
Ser. 4158, Class TI, IO, 3.00%, 12/15/42			6,538,271	653,042
Ser. 4206, Class IP, IO, 3.00%, 12/15/41			5,604,779	589,326
FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28			331,836	4,563
FRB Ser. 59, Class 1AX, IO, 0.273%, 10/25/43			850,917	8,609
Ser. 48, Class A2, IO, 0.212%, 7/25/33			1,262,870	9,422
Ser. 3835, Class FO, PO, zero %, 4/15/41			12,698,954	11,344,560

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 26.648%, 6/25/31			173,902	188,039
IFB Ser. 05-74, Class NK, 25.061%, 5/25/35			78,629	127,823
IFB Ser. 07-53, Class SP, 22.411%, 6/25/37			216,748	347,596
IFB Ser. 05-75, Class GS, 18.786%, 8/25/35			173,145	247,538
IFB Ser. 11-4, Class CS, 11.924%, 5/25/40			1,692,782	2,105,115
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46			6,313,379	1,423,529
IFB Ser. 12-68, Class BS, IO, 5.512%, 7/25/42			8,724,766	1,539,101
IFB Ser. 13-101, Class SE, IO, 5.412%, 10/25/43			15,587,055	3,933,900
Ser. 397, Class 2, IO, 5.00%, 9/25/39			688,622	112,353
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42			3,632,494	566,306
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41			10,815,243	1,118,875
Ser. 12-62, Class MI, IO, 4.00%, 3/25/41			6,565,213	694,252
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42			6,806,464	669,973
Ser. 14-76, IO, 3.50%, 11/25/39			8,057,056	754,959
Ser. 13-21, Class AI, IO, 3.50%, 3/25/33			8,250,069	1,182,155
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43			7,322,278	727,834
Ser. 6, Class BI, IO, 3.00%, 12/25/42			15,001,332	1,165,603
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42			3,893,663	345,563
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41			10,837,557	874,080
FRB Ser. 03-W10, Class 1, IO, 0.659%, 6/25/43			280,370	3,713
Ser. 98-W5, Class X, IO, 0.575%, 7/25/28			645,965	31,491
Ser. 98-W2, Class X, IO, 0.385%, 6/25/28			2,087,166	101,749
Ser. 07-44, Class CO, PO, zero %, 5/25/37			44,889	38,934

Government National Mortgage Association
IFB Ser. 13-99, Class VS, IO, 5.618%, 7/16/43			2,547,482	439,339
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44			5,185,377	881,099
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44			6,228,315	1,148,799
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43			6,249,894	1,012,133
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40			1,039,162	34,044
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40			1,323,460	221,863
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40			7,941,589	1,253,421
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40			25,397,584	4,151,591
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39			17,777,323	3,009,701
Ser. 12-129, IO, 4.50%, 11/16/42			5,133,022	936,982
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40			348,796	35,096
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40			5,045,791	738,043
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39			3,237,927	656,198
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38			2,695,297	112,181
Ser. 15-94, IO, 4.00%, 7/20/45			194,865	41,893
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45			4,049,318	331,846
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42			5,544,092	848,285
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42			1,658,260	220,061
Ser. 13-53, Class IA, IO, 4.00%, 12/20/26			7,436,935	768,966
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45			9,624,555	1,253,377
Ser. 13-76, IO, 3.50%, 5/20/43			4,949,248	454,737
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43			5,752,720	538,627
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43			7,638,137	519,164
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43			2,829,479	253,889
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41			12,276,985	736,975
Ser. 12-48, Class KI, IO, 3.50%, 12/16/39			2,536,651	185,287
Ser. 183, Class AI, IO, 3.50%, 10/20/39			7,817,471	770,083
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38			9,841,611	778,471
Ser. 14-145, Class PI, IO, 3.50%, 10/20/29			5,027,962	532,210
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36			4,948,273	402,008
Ser. 14-115, Class QI, IO, 3.00%, 3/20/29			9,917,417	815,906
Ser. 16-H13, Class IK, IO, 2.564%, 6/20/66			18,535,909	2,525,110
Ser. 16-H11, Class HI, IO, 2.079%, 1/20/66			3,520,155	411,665
Ser. 15-H15, Class JI, IO, 1.938%, 6/20/65			13,380,675	1,578,920
Ser. 15-H19, Class NI, IO, 1.912%, 7/20/65			20,509,257	2,354,463
Ser. 16-H02, Class BI, IO, 1.911%, 11/20/65			13,888,209	1,666,946
Ser. 15-H25, Class EI, IO, 1.846%, 10/20/65			15,973,684	1,757,105
Ser. 15-H18, Class IA, IO, 1.826%, 6/20/65			13,113,990	1,216,978
Ser. 15-H09, Class BI, IO, 1.698%, 3/20/65			17,004,957	1,635,877
Ser. 15-H10, Class EI, IO, 1.632%, 4/20/65			18,517,836	1,370,320
Ser. 15-H25, Class AI, IO, 1.613%, 9/20/65			16,873,399	1,616,472
Ser. 15-H28, Class DI, IO, 1.549%, 8/20/65			13,541,043	1,145,572
Ser. 11-H08, Class GI, IO, 1.256%, 3/20/61			13,180,291	755,231
Ser. 10-151, Class KO, PO, zero %, 6/16/37			1,101,859	972,347

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147%, 12/19/26			115,892	1
FRB Ser. 98-2, IO, 1.004%, 5/19/27			70,384	1
FRB Ser. 99-2, IO, 0.84%, 9/19/27			164,187	1,434
FRB Ser. 98-3, IO, zero %, 9/19/27			78,183	1

				87,861,516
Commercial mortgage-backed securities (20.5%)

Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695%, 7/10/46			2,575,000	2,488,094
FRB Ser. 07-1, Class XW, IO, 0.329%, 1/15/49			4,030,183	12,138

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.349%, 11/10/42			2,632,000	2,529,352
FRB Ser. 05-6, Class F, 5.241%, 9/10/47			8,180	8,180

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A FRB Ser. 04-4, Class XC, IO, 0.086%, 7/10/42			208,639	116

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.874%, 6/11/50			985,000	975,150
FRB Ser. 07-PW16, Class AJ, 5.72%, 6/11/40			5,834,000	5,629,810
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45			2,150,000	1,961,875
FRB Ser. 06-PW11, Class AJ, 5.429%, 3/11/39			4,850,000	4,837,875
Ser. 05-T18, Class D, 5.134%, 2/13/42			757,775	741,408
Ser. 05-PWR9, Class C, 5.055%, 9/11/42			959,000	931,189

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class B, 5.429%, 3/11/39			5,275,000	4,866,188

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class E, 6.18%, 4/15/44			2,448,000	1,260,475

Citigroup Commercial Mortgage Trust FRB Ser. 13-GC17, Class XA, IO, 1.478%, 11/10/46			14,935,231	841,899

Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC17, Class D, 5.104%, 11/10/46			5,194,000	4,618,391

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3, Class AJ, 5.765%, 5/15/46			298,000	293,437

COMM Mortgage Trust
Ser. 06-C8, Class AJ, 5.377%, 12/10/46			1,230,000	1,177,725
FRB Ser. 14-UBS6, Class XA, IO, 1.062%, 12/10/47			25,588,088	1,531,903

COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4.25%, 12/10/44			1,361,000	1,134,922
Ser. 13-LC13, Class E, 3.719%, 8/10/46			1,503,000	1,114,633
FRB Ser. 07-C9, Class AJFL, 1.164%, 12/10/49			1,318,000	1,256,845

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.065%, 2/15/41			4,668,000	4,618,986

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3, Class B, 4.882%, 7/15/37			760,000	760,000

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6.00%, 5/17/40			351,079	378,638
FRB Ser. 03-C3, Class AX, IO, 1.991%, 5/15/38			1,449,055	199

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.80%, 4/15/50			261,000	217,253

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46			1,767,000	1,635,005
FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46			1,864,000	1,394,645

GS Mortgage Securities Trust FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46			1,318,000	1,330,785

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.647%, 1/10/45			1,547,376	1,526,301
FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44			270,177	282,550
Ser. 11-GC3, Class E, 5.00%, 3/10/44			1,219,000	1,181,299
FRB Ser. 14-GC26, Class D, 4.511%, 11/10/47			4,010,000	3,095,921
FRB Ser. 13-GC12, Class D, 4.475%, 6/10/46			3,719,000	3,265,914
FRB Ser. 13-GC13, Class D, 4.067%, 7/10/46			1,652,000	1,501,073

JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C19, Class XA, IO, 1.245%, 4/15/47			27,471,443	1,148,306

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C17, Class D, 4.887%, 1/15/47			1,306,000	1,238,116
FRB Ser. 14-C25, Class D, 3.949%, 11/15/47			1,272,000	1,020,144

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 12-LC9, Class D, 4.415%, 12/15/47			960,000	967,296

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.078%, 2/12/51			3,614,000	3,591,593
FRB Ser. 06-LDP6, Class B, 5.674%, 4/15/43			164,255	164,255
FRB Ser. 04-CBX, Class B, 5.021%, 1/12/37			807,000	808,291
FRB Ser. 13-C10, Class XA, IO, 1.245%, 12/15/47			20,735,317	1,122,776

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.178%, 2/12/51			2,194,000	2,215,282
FRB Ser. 07-CB20, Class C, 6.178%, 2/12/51			1,220,000	1,130,379
FRB Ser. 11-C3, Class E, 5.614%, 2/15/46			4,278,000	4,448,264
FRB Ser. 12-C8, Class D, 4.658%, 10/15/45			5,497,000	5,410,147
Ser. 11-C4, Class F, 3.873%, 7/15/46			3,030,000	2,637,918
Ser. 13-C10, Class E, 3.50%, 12/15/47			1,963,000	1,428,868

JPMorgan Chase Commercial Mortgage Securities Trust Pass-Through Certificates 144A Ser. 01-C1, Class H, 5.626%, 10/12/35			570,241	571,552

LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, 0.535%, 2/15/40			4,402,728	12,269

Merrill Lynch Mortgage Trust Ser. 06-C2, Class AJ, 5.802%, 8/12/43			1,577,537	1,567,677

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO, 0.016%, 6/12/43			7,503,311	61

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ, 5.485%, 7/12/46			3,931,000	3,900,338

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.698%, 8/15/47			2,809,000	2,344,078
FRB Ser. 13-C10, Class E, 4.083%, 7/15/46			4,055,000	3,294,688
Ser. 15-C24, Class D, 3.257%, 5/15/48			1,613,000	1,123,786

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842%, 7/12/44			1,857,000	1,853,705
FRB Ser. 07-T27, Class AJ, 5.643%, 6/11/42			1,350,000	1,319,085
Ser. 06-HQ10, Class B, 5.448%, 11/12/41			1,036,000	990,463

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246%, 12/17/43			651,467	651,793

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.058%, 6/15/45			2,215,000	1,821,616
FRB Ser. 06-C29, IO, 0.342%, 11/15/48			103,900,358	44,677

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C11, Class G, 5.741%, 1/15/41			1,500,000	1,492,500

Wells Fargo Commercial Mortgage Trust 144A Ser. 14-LC18, Class D, 3.957%, 12/15/47			2,837,000	2,253,552

WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.265%, 6/15/44			1,006,000	1,027,931
FRB Ser. 13-C16, Class D, 4.983%, 9/15/46			991,000	976,135
FRB Ser. 12-C7, Class D, 4.836%, 6/15/45			1,621,000	1,699,051
FRB Ser. 13-C15, Class D, 4.48%, 8/15/46			1,247,000	1,142,849
FRB Ser. 12-C10, Class E, 4.453%, 12/15/45			1,658,000	1,365,778
Ser. 13-C14, Class E, 3.25%, 6/15/46			1,065,000	712,166
FRB Ser. 12-C9, Class XB, IO, 0.706%, 11/15/45			46,094,000	1,822,926

				118,720,485
Residential mortgage-backed securities (non-agency) (6.8%)

BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, 0.623%, 6/26/35			2,108,014	1,954,665

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 4.788%, 7/25/25 (Bermuda)			950,000	963,656

Citigroup Mortgage Loan Trust 144A FRB Ser. 15-6, Class 1A2, 0.658%, 5/20/47			6,860,000	4,116,000

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.161%, 6/25/46			569,269	501,412
FRB Ser. 06-OA7, Class 1A2, 1.395%, 6/25/46			4,865,226	3,843,529
FRB Ser. 05-27, Class 1A1, 1.385%, 8/25/35			1,690,773	1,251,172
FRB Ser. 05-38, Class A3, 0.838%, 9/25/35			1,312,678	1,153,988
FRB Ser. 05-59, Class 1A1, 0.817%, 11/20/35			5,839,451	4,909,754
FRB Ser. 06-OA10, Class 4A1, 0.678%, 8/25/46			447,966	318,773
FRB Ser. 06-OC8, Class 2A2A, 0.608%, 11/25/36			865,533	757,341

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 16-HQA1, Class B, 13.238%, 9/25/28			340,000	382,408
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1, Class B, 11.988%, 1/25/25			1,155,083	1,239,288
Structured Agency Credit Risk Debt Notes FRB Ser. 16-DNA2, Class B, 10.988%, 10/25/28			260,000	270,764
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA2, Class B, 10.988%, 5/25/28			985,000	991,557
Structured Agency Credit Risk Debt Notes FRB Ser. 16-DNA1, Class B, 10.488%, 7/25/28			656,941	663,248
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA3, Class B, 9.838%, 4/25/28			1,779,886	1,755,200
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA2, Class B, 8.038%, 12/25/27			1,068,854	1,041,692
Structured Agency Credit Risk Debt Notes FRB Ser. 16-HQA2, Class M3, 5.638%, 11/25/28			680,000	713,517

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, 13.238%, 10/25/28			320,000	363,248
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, 12.738%, 9/25/28			1,590,000	1,755,519
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, 12.238%, 10/25/28			840,000	930,115
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, 6.388%, 10/25/28			1,590,000	1,717,184
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.188%, 4/25/28			3,000,000	3,246,128
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 5.038%, 2/25/25			388,175	403,313
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, 4.488%, 5/25/25			56,000	57,434
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.488%, 5/25/25			170,000	175,293

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14, 0.684%, 3/26/47			1,750,000	980,000

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, 0.668%, 1/25/37			729,623	608,334

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C3, 0.978%, 10/25/45			2,739,305	2,346,408

				39,410,940

Total mortgage-backed securities (cost $267,122,685)				$245,992,941

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (32.5%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)

Government National Mortgage Association Pass-Through Certificates
4.00%, TBA, 8/1/46			$2,000,000	$2,135,781
3.50%, TBA, 8/1/46			4,000,000	4,251,875

				6,387,656
U.S. Government Agency Mortgage Obligations (31.4%)

Federal National Mortgage Association Pass-Through Certificates
4.50%, TBA, 8/1/46			2,000,000	2,180,781
3.50%, TBA, 9/1/46			3,000,000	3,164,297
3.50%, TBA, 8/1/46			3,000,000	3,168,516
3.00%, TBA, 9/1/46			57,000,000	59,197,618
3.00%, TBA, 8/1/46			77,000,000	80,134,139
2.50%, TBA, 8/1/46			33,000,000	33,505,313

				181,350,664

Total U.S. government and agency mortgage obligations (cost $186,998,752)				$187,738,320

U.S. TREASURY OBLIGATIONS (0.1%)(a)
			Principal amount	Value

U.S. Treasury Notes
2.00%, 2/15/25(i)			$116,000	$122,613
2.00%, 9/30/20			382,000	398,202
U.S. Treasury Inflation Protected Securities 2.125%, 2/15/41(i)			146,923	201,126

Total U.S. treasury obligations (cost $705,593)				$721,941

CORPORATE BONDS AND NOTES (29.2%)(a)
			Principal amount	Value

Basic materials (2.1%)

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18			$1,308,000	$1,400,970

Boise Cascade Co. company guaranty sr. unsec. notes 6.375%, 11/1/20			2,187,000	2,241,675

Celanese US Holdings, LLC company guaranty sr. unsec. notes 5.875%, 6/15/21 (Germany)			950,000	1,079,438

Louisiana-Pacific Corp. company guaranty sr. unsec. notes 7.50%, 6/1/20			1,415,000	1,471,600

Novelis, Inc. company guaranty sr. unsec. notes 8.75%, 12/15/20			1,263,000	1,316,678

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub. notes 9.00%, 5/1/19 (Australia)			1,785,000	2,142,289

Southern Copper Corp. sr. unsec. unsub. notes 5.875%, 4/23/45 (Peru)			800,000	790,000

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25			734,000	783,545

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5.625%, 10/1/24			1,000,000	1,072,500

				12,298,695
Capital goods (2.5%)

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.375%, 9/15/24			500,000	500,000

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.00%, 3/15/22			1,337,000	1,350,370

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. FRN 3.876%, 5/15/21 (Ireland)			1,015,000	1,030,225

Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5.50%, 9/1/22			1,020,000	1,055,700

Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5.25%, 7/15/24			500,000	500,000

Boeing Co. (The) sr. unsec. bonds 8.75%, 8/15/21			3,580,000	4,770,525

Briggs & Stratton Corp. company guaranty sr. unsec. notes 6.875%, 12/15/20			1,000,000	1,107,500

Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6.00%, 10/15/17 (Luxembourg)			1,692,000	1,793,058

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22			750,000	759,375

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22			1,025,000	1,055,750

ZF North America Capital, Inc. 144A company guaranty sr. unsec. unsub. notes 4.00%, 4/29/20			500,000	520,625

				14,443,128
Communication services (2.0%)

AT&T, Inc. sr. unsec. unsub. notes 3.00%, 6/30/22			1,800,000	1,866,643

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17			1,695,000	1,702,475

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23(R)			640,000	732,582

DISH DBS Corp. company guaranty sr. unsec. unsub. notes 4.25%, 4/1/18			1,694,000	1,738,468

Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9.00%, 11/15/18			500,000	541,875

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464%, 4/28/19			1,200,000	1,222,500

Verizon Communications, Inc. sr. unsec. notes 2.625%, 2/21/20			1,522,000	1,579,224

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17 (United Kingdom)			2,346,000	2,345,409

				11,729,176
Consumer cyclicals (2.7%)

Autonation, Inc. company guaranty sr. unsec. unsub. notes 6.75%, 4/15/18			2,008,000	2,160,335

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 2/1/20			552,000	603,338

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/22			1,000,000	1,035,000

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes 5.00%, 2/15/26			3,710,000	3,959,805

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21(R)			596,000	678,901

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22(R)			279,000	308,604

JC Penney Corp, Inc. company guaranty sr. unsec. bonds 8.125%, 10/1/19			490,000	512,050

Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/15/22			565,000	593,250

Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 4/1/21			500,000	526,250

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr. unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)			1,200,000	1,248,000

S&P Global, Inc. company guaranty sr. unsec. unsub. notes 3.30%, 8/14/20			3,790,000	3,960,262

				15,585,795
Consumer staples (3.6%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 4.625%, 1/15/22 (Canada)			1,000,000	1,032,500

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. bonds 3.65%, 2/1/26			4,851,000	5,208,441

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. notes 1.90%, 2/1/19			5,745,000	5,837,621

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. notes 1.25%, 1/17/18			615,000	616,791

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19			991,000	911,720

Corrections Corp. of America company guaranty sr. unsec. sub. notes 4.125%, 4/1/20(R)			1,420,000	1,457,275

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22			2,975,000	3,408,574

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18			1,690,000	1,732,111

Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1.50%, 5/11/17 (United Kingdom)			798,000	801,288

				21,006,321
Energy (2.6%)

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846%, 5/5/17 (United Kingdom)			1,695,000	1,703,768

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%, 5/15/17 (Canada)			1,695,000	1,743,697

Chesapeake Energy Corp. 144A company guaranty notes 8.00%, 12/15/22			900,000	783,000

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes 1.05%, 12/15/17			1,695,000	1,686,354

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31			180,000	207,649

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)			400,000	411,250

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)			1,201,000	1,116,930

Petroleos de Venezuela SA sr. unsec. notes 5.125%, 10/28/16 (Venezuela)			2,434,000	2,312,300

Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 8.50%, 11/2/17 (Venezuela)			833,333	639,583

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 5.50%, 1/21/21 (Mexico)			1,300,000	1,380,019

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4.50%, 1/23/26 (Mexico)			1,500,000	1,450,500

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17			1,690,000	1,712,251

				15,147,301
Financials (9.5%)

Air Lease Corp. sr. unsec. notes 2.625%, 9/4/18			5,465,000	5,526,201

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25			400,000	416,500

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%, perpetual maturity			1,600,000	1,575,078

American Express Co. sr. unsec. notes 7.00%, 3/19/18			1,523,000	1,660,443

American Express Co. sr. unsec. notes 6.15%, 8/28/17			923,000	971,707

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18			2,358,000	2,373,575

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN, 1.70%, 8/25/17			1,000,000	1,003,607

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. notes 1.20%, 3/10/17 (Japan)			1,710,000	1,711,910

BNP Paribas SA company guaranty sr. unsec. unsub. bonds Ser. MTN, 1.375%, 3/17/17 (France)			2,605,000	2,611,953

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25			1,055,000	1,094,563

Deutsche Bank AG/London sr. unsec. notes 6.00%, 9/1/17 (United Kingdom)			2,358,000	2,453,138

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2.375%, 1/22/18			1,212,000	1,227,646

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17			1,679,000	1,693,057

JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24			365,000	384,599

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18			2,375,000	2,415,995

KKR Group Finance Co., LLC 144A company guaranty sr. unsec. unsub. notes 6.375%, 9/29/20			2,170,000	2,542,509

Lloyds Banking Group PLC 144A unsec. sub. notes 5.30%, 12/1/45 (United Kingdom)			2,300,000	2,521,407

Macquarie Bank, Ltd. 144A sr. unsec. notes 4.00%, 7/29/25 (Australia)			1,210,000	1,285,235

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21			2,125,000	2,397,963

National Australia Bank, Ltd./New York sr. unsec. notes 2.30%, 7/25/18 (Australia)			1,175,000	1,197,621

OneMain Financial Holdings, LLC 144A company guaranty sr. unsec. sub. notes 6.75%, 12/15/19			1,000,000	1,011,500

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%, 7/27/18 (Canada)			1,700,000	1,730,284

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%, perpetual maturity (United Kingdom)			532,000	516,572

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18 (United Kingdom)			2,952,000	3,030,435

Santander Issuances SAU company guaranty unsec. sub. notes 5.179%, 11/19/25 (Spain)			2,400,000	2,467,709

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes 5.125%, 10/29/22 (Russia)			950,000	961,875

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20(R)			1,000,000	1,018,166

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18(R)			1,000,000	1,006,744

Simon Property Group LP 144A sr. unsec. unsub. notes 1.50%, 2/1/18(R)			1,535,000	1,543,108

Societe Generale SA company guaranty sr. unsec. notes 2.75%, 10/12/17 (France)			675,000	685,321

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24			1,000,000	1,030,000

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 3.00%, 4/15/21 (Jersey)			1,020,000	1,050,152

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%, 5/29/18 (Russia)			1,000,000	1,061,660

				54,178,233
Health care (2.5%)

AbbVie, Inc. sr. unsec. notes 1.75%, 11/6/17			1,519,000	1,527,228

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17			1,695,000	1,708,472

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 9/15/17 (United Kingdom)			1,695,000	1,785,455

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20			612,000	673,200

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sr. unsec. unsub. notes 5.50%, 4/15/25 (Luxembourg)			206,000	191,580

Omega Healthcare Investors, Inc. company guaranty sr. unsec. bonds 5.25%, 1/15/26(R)			3,805,000	4,014,275

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22			1,674,000	1,757,700

Tenet Healthcare Corp. company guaranty sr. FRN 4.153%, 6/15/20			1,175,000	1,166,188

Tenet Healthcare Corp. company guaranty sr. notes 6.25%, 11/1/18			665,000	704,900

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18			756,000	812,071

				14,341,069
Technology (0.6%)

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17			1,695,000	1,697,137

Fidelity National Information Services, Inc. sr. unsec. unsub. notes 3.625%, 10/15/20			800,000	848,795

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20			895,000	944,225

				3,490,157
Transportation (0.2%)

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.90%, 1/2/18			198,759	204,722

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648%, 9/15/17			189,584	195,271

Federal Express Corp. 2012 Pass Through Trust 144A notes 2.625%, 1/15/18			1,024,197	1,028,978

				1,428,971
Utilities and power (0.9%)

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5.25%, perpetual maturity (France)			905,000	884,638

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A, 9.50%, 4/1/19			3,816,000	4,441,813

				5,326,451

Total corporate bonds and notes (cost $165,659,822)				$168,975,297

SENIOR LOANS (9.4%)(a)(c)
			Principal amount	Value

Basic materials (0.3%)

Allnex Luxembourg & CY SCA bank term loan FRN Ser. B1, 4.50%, 10/3/19 (Luxembourg)			$443,724	$442,615

Allnex Luxembourg & CY SCA bank term loan FRN Ser. B2, 4.50%, 10/3/19 (Luxembourg)			230,227	229,652

TMS International Corp. bank term loan FRN Ser. B, 4.50%, 10/16/20			955,381	914,777

				1,587,044
Capital goods (0.8%)

ADS Waste Holdings, Inc. bank term loan FRN Ser. B, 3.75%, 10/9/19			1,445,540	1,441,023

Berry Plastics Group, Inc. bank term loan FRN Ser. H, 3.75%, 10/1/22			902,262	905,019

Gates Global, LLC/Gates Global Co. bank term loan FRN 4.25%, 7/6/21			944,023	923,962

Generac Power Systems, Inc. bank term loan FRN Ser. B, 3.50%, 5/31/20			396,250	392,907

TransDigm, Inc. bank term loan FRN Ser. C, 3.75%, 2/28/20			432,334	431,591

TransDigm, Inc. bank term loan FRN Ser. D, 3.75%, 6/4/21			784,000	780,640

				4,875,142
Communication services (0.7%)

Asurion, LLC bank term loan FRN Ser. B4, 5.00%, 8/4/22			866,194	867,276

Charter Communications Operating, LLC bank term loan FRN Ser. E, 3.00%, 7/1/20			1,057,051	1,056,886

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2, 3.75%, 6/30/19 (Bermuda)			1,019,814	966,911

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4.00%, 1/15/20			1,000,000	1,003,500

				3,894,573
Consumer cyclicals (3.0%)

Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22			935,205	902,670

Amaya Holdings BV bank term loan FRN 5.00%, 8/1/21 (Netherlands)			982,575	969,766

American Casino & Entertainment Properties, LLC bank term loan FRN 5.00%, 7/7/22			653,517	656,785

Bass Pro Group, LLC bank term loan FRN Ser. B, 4.00%, 6/5/20			819,625	815,527

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 11.25%, 3/1/17			564,361	583,173

Caesars Growth Properties Holdings, LLC bank term loan FRN 6.25%, 5/8/21			411,600	388,276

Chrysler Group, LLC bank term loan FRN Ser. B, 3.50%, 5/24/17			189,813	190,016

CityCenter Holdings, LLC bank term loan FRN Ser. B, 4.25%, 10/16/20			474,787	476,963

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20			467,923	465,584

Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 3.50%, 7/6/22			190,520	191,175

Eldorado Resorts, Inc. bank term loan FRN Ser. B, 4.25%, 7/23/22			990,000	990,000

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, 3.50%, 10/25/20			833,882	835,388

Jeld-Wen, Inc. bank term loan FRN 5.25%, 10/15/21			992,443	996,165

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4.00%, 3/18/18			1,123,252	1,117,635

Lions Gate Entertainment Corp. bank term loan FRN 5.00%, 3/17/22			1,000,000	1,015,000

Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4.25%, 10/25/20			975,241	916,239

Nortek, Inc. bank term loan FRN Ser. B, 3.50%, 10/30/20			984,968	984,353

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1, 5.00%, 1/26/23			995,000	998,731

Scientific Games International, Inc. bank term loan FRN Ser. B2, 6.00%, 10/1/21			985,000	982,230

Tribune Media Co. bank term loan FRN Ser. B, 3.75%, 12/27/20			998,821	999,237

Univision Communications, Inc. bank term loan FRN 4.00%, 3/1/20			748,219	747,517

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19			1,278,791	1,256,412

				17,478,842
Consumer staples (1.2%)

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4.25%, 2/14/21			420,325	409,817

Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2, 4.50%, 9/15/20			645,910	620,073

Del Monte Foods, Inc. bank term loan FRN 4.263%, 2/18/21			936,000	864,240

Landry's, Inc. bank term loan FRN Ser. B, 4.00%, 4/24/18			1,167,861	1,168,957

Libbey Glass, Inc. bank term loan FRN Ser. B, 3.75%, 4/9/21			957,273	954,880

Restaurant Brands International, Inc. bank term loan FRN Ser. B, 3.75%, 12/12/21 (Canada)			981,280	984,755

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21			1,000,000	1,001,563

US Foods, Inc. bank term loan FRN Ser. B, 4.25%, 6/27/23			972,462	976,630

				6,980,915
Energy (0.1%)

American Energy-Marcellus, LLC bank term loan FRN 5.25%, 8/4/20			690,000	340,688

EP Energy, LLC bank term loan FRN Ser. B3, 3.50%, 5/24/18			513,667	446,034

				786,722
Financials (0.2%)

USI, Inc./NY bank term loan FRN Ser. B, 4.25%, 12/27/19			949,091	945,770

				945,770
Health care (1.8%)

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B, 4.75%, 8/17/21			539,000	537,653

CHS/Community Health Systems, Inc. bank term loan FRN Ser. H, 4.00%, 1/27/21			1,866,556	1,840,891

Envision Healthcare Corp. bank term loan FRN Ser. B, 4.25%, 5/25/18			468,688	468,981

Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.188%, 2/27/21			1,627,538	1,632,624

HCA, Inc. bank term loan FRN Ser. B4, 3.077%, 5/1/18			972,500	974,391

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4.50%, 5/3/18			953,277	952,085

Kinetic Concepts, Inc. bank term loan FRN Ser. F1, 5.00%, 11/4/20			871,414	872,503

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, 4.75%, 6/30/21			583,100	563,858

Pharmaceutical Product Development, LLC bank term loan FRN 4.25%, 8/18/22			1,054,350	1,053,559

Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. BD, 3.50%, 2/13/19			623,811	616,013

Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. C2, 3.75%, 12/11/19			623,811	613,284

Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. E, 3.75%, 8/5/20			451,299	444,852

				10,570,694
Technology (0.7%)

Avago Technologies Cayman Finance, Ltd. bank term loan FRN Ser. B, 4.25%, 2/1/23 (Cayman Islands)			1,028,429	1,030,001

Dell International, LLC bank term loan FRN Ser. B2, 4.00%, 4/29/20			1,436,777	1,436,007

First Data Corp. bank term loan FRN Ser. B, 4.202%, 7/10/22			1,000,000	1,002,969

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4.00%, 4/23/19			928,575	742,860

				4,211,837
Utilities and power (0.6%)

Calpine Construction Finance Co. LP bank term loan FRN Ser. B, 3.00%, 5/3/20			582,000	572,906

Calpine Construction Finance Co. LP bank term loan FRN Ser. B2, 3.25%, 1/31/22			1,169,938	1,152,755

Energy Transfer Equity LP bank term loan FRN 3.25%, 12/2/19			715,000	690,690

Texas Competitive Electric Holdings Co., LLC bank term loan FRN Ser. B, 5.00%, 7/27/23			732,857	734,689

Texas Competitive Electric Holdings Co., LLC bank term loan FRN Ser. C, 5.00%, 7/27/23			167,143	167,561

				3,318,601

Total senior loans (cost $55,483,887)				$54,650,140

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (6.3%)(a)
			Principal amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%, 7/6/36 (Argentina)			$2,526,000	$2,572,564

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%, 1/22/21 (Brazil)			1,710,000	1,812,600

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95%, 6/9/21 (Argentina)			881,483	987,261

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%, 3/24/21 (Croatia)			960,000	1,057,920

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%, 4/27/17 (Croatia)			150,000	154,500

Hellenic (Republic of) sr. unsec. notes 3.375%, 7/17/17 (Greece)		EUR	743,000	798,884

Hellenic (Republic of) sr. unsec. unsub. bonds 4.75%, 4/17/19 (Greece)		EUR	6,407,000	6,411,699

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%, 2/24/40 (Greece)		EUR	600,000	398,851

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%, 2/24/39 (Greece)		EUR	373,451	248,824

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece)(STP)		EUR	620,228	451,344

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece)(STP)		EUR	2,234,973	1,652,316

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece)(STP)		EUR	2,837,206	2,139,037

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece)(STP)		EUR	736,622	565,824

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece)(STP)		EUR	2,883,952	2,322,467

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece)(STP)		EUR	2,262,752	1,870,326

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece)(STP)		EUR	4,078,576	3,447,475

Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)			$300,000	334,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%, 1/8/46 (Indonesia)			300,000	374,250

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)			1,290,000	1,317,413

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)			450,000	477,489

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%, 6/24/28 (Russia)			750,000	1,335,000

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%, 4/4/42 (Russia)			5,200,000	5,778,500

Total foreign government and agency bonds and notes (cost $35,762,284)				$36,509,044

ASSET-BACKED SECURITIES (0.7%)(a)
			Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.487%, 2/25/17 (acquired 2/4/16, cost $3,859,000)(RES)			$3,859,000	$3,859,000

Total asset-backed securities (cost $3,859,000)				$3,859,000

PURCHASED SWAP OPTIONS OUTSTANDING (—%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Credit Suisse International

(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915		$11,563,400	$32,493

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315		11,563,400	8,788

Goldman Sachs International

1.5595/3 month USD-LIBOR-BBA/Sep-21	Sep-16/1.5595		18,734,300	74,750

(2.0745)/3 month USD-LIBOR-BBA/Sep-21	Sep-16/2.0745		18,734,300	22,481

JPMorgan Chase Bank N.A.

1.49825/3 month USD-LIBOR-BBA/Sep-21	Sep-16/1.49825		18,734,300	58,264

0.95/3 month USD-LIBOR-BBA/Aug-18	Aug-16/0.95		37,468,500	58,076

(2.01575)/3 month USD-LIBOR-BBA/Sep-21	Sep-16/2.01575		18,734,300	28,289

Total purchased swap options outstanding (cost $1,479,798)				$283,141

PURCHASED OPTIONS OUTSTANDING (—%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/$103.39		$36,000,000	$71,640

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/103.20		36,000,000	55,080

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/101.39		18,000,000	18

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/101.52		18,000,000	18

Total purchased options outstanding (cost $691,875)				$126,756

COMMON STOCKS (—%)(a)
			Shares	Value

Vantage Drilling International (Units) (Cayman Islands)(NON)			1,521	$132,327

Total common stocks (cost $145,699)				$132,327

SHORT-TERM INVESTMENTS (11.0%)(a)
			Principal amount/shares	Value

AutoNation, Inc. 144A commercial paper 0.950%, 8/1/16			$5,000,000	$4,999,621

Entergy Corp. commercial paper 0.850%, 8/1/16			5,000,000	4,999,663

ERAC USA Finance, LLC commercial paper 0.891%, 8/8/16			2,500,000	2,499,494

KCP&L Greater Missouri Operations Co. commercial paper 0.620%, 8/1/16			6,500,000	6,499,615

Kinder Morgan, Inc./DE commercial paper 1.050%, 8/1/16			2,000,000	1,999,848

NiSource Finance Corp. commercial paper 0.850%, 8/1/16			6,000,000	5,999,645

Putnam Short Term Investment Fund 0.44%(AFF)		Shares	15,239,060	15,239,060

SSgA Prime Money Market Fund Class N 0.34%(P)		Shares	390,000	390,000

State Street Bank & Trust Co. FRN certificates of deposit 1.073%, 4/13/17			$2,000,000	2,000,338

U.S. Treasury Bills 0.197%, 8/11/16(SEG)(SEGSF)(SEGCCS)			6,419,000	6,418,743

U.S. Treasury Bills 0.203%, 8/4/16			2,599,000	2,598,977

U.S. Treasury Bills 0.267%, 8/18/16(SEGSF)(SEGCCS)			9,957,000	9,956,154

Total short-term investments (cost $63,602,006)				$63,601,158

TOTAL INVESTMENTS

Total investments (cost $781,511,401)(b)				$762,590,065

FORWARD CURRENCY CONTRACTS at 7/31/16 (aggregate face value $242,920,042) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$3,616,643	$3,544,315	$72,328
	British Pound	Sell	9/21/16	1,820,362	1,883,616	63,254
	Canadian Dollar	Sell	10/19/16	822,105	829,522	7,417
	Euro	Sell	9/21/16	1,051,749	972,472	(79,277)
	Hong Kong Dollar	Sell	8/18/16	2,179,282	2,180,209	927
	Japanese Yen	Sell	8/18/16	365,071	377,771	12,700
	Malaysian Ringgit	Buy	8/18/16	2,039,658	2,047,349	(7,691)
	Malaysian Ringgit	Sell	8/18/16	2,039,658	2,043,925	4,267
	Mexican Peso	Sell	10/19/16	15,012	1,259	(13,753)
	New Zealand Dollar	Buy	10/19/16	2,476,375	2,451,491	24,884
	Norwegian Krone	Buy	9/21/16	3,910,657	3,915,372	(4,715)
	Swedish Krona	Sell	9/21/16	231,906	355,910	124,004
Barclays Bank PLC
	Australian Dollar	Buy	10/19/16	1,263,896	1,232,243	31,653
	British Pound	Sell	9/21/16	1,815,991	1,954,332	138,341
	Canadian Dollar	Sell	10/19/16	2,700,994	2,723,964	22,970
	Euro	Sell	9/21/16	1,759,115	1,821,025	61,910
	Japanese Yen	Sell	8/18/16	3,721,137	3,673,790	(47,347)
	New Zealand Dollar	Sell	10/19/16	1,086,905	1,075,779	(11,126)
	Norwegian Krone	Sell	9/21/16	2,980,569	3,012,356	31,787
	Swedish Krona	Sell	9/21/16	3,913,345	3,860,300	(53,045)
	Swiss Franc	Buy	9/21/16	382,479	390,195	(7,716)
Citibank, N.A.
	Australian Dollar	Buy	10/19/16	2,226,828	2,181,886	44,942
	British Pound	Buy	9/21/16	6,094,365	6,702,959	(608,594)
	Canadian Dollar	Sell	10/19/16	3,696,102	3,728,502	32,400
	Euro	Buy	9/21/16	2,277,372	2,242,434	34,938
	Japanese Yen	Buy	8/18/16	1,113,104	1,059,989	53,115
	Japanese Yen	Sell	8/18/16	1,113,104	1,085,556	(27,548)
	Mexican Peso	Buy	10/19/16	59,141	59,249	(108)
	New Zealand Dollar	Buy	10/19/16	2,372,953	2,347,133	25,820
	South African Rand	Buy	10/19/16	2,075,319	1,942,673	132,646
Credit Suisse International
	Australian Dollar	Buy	10/19/16	2,132,293	2,100,871	31,422
	British Pound	Sell	9/21/16	3,944,316	4,161,066	216,750
	Canadian Dollar	Sell	10/19/16	3,111,434	3,138,161	26,727
	Hong Kong Dollar	Sell	8/18/16	1,948,727	1,949,370	643
	Japanese Yen	Sell	8/18/16	2,253,890	2,097,184	(156,706)
	New Zealand Dollar	Buy	10/19/16	3,861,958	3,811,267	50,691
	Norwegian Krone	Sell	9/21/16	720,093	729,083	8,990
	Swedish Krona	Sell	9/21/16	12,297,934	12,570,067	272,133
Deutsche Bank AG
	Australian Dollar	Sell	10/19/16	1,030,023	1,009,104	(20,919)
	Euro	Buy	9/21/16	2,547,031	2,518,131	28,900
	Japanese Yen	Sell	8/18/16	387,947	270,873	(117,074)
Goldman Sachs International
	Australian Dollar	Buy	10/19/16	3,656,823	3,594,089	62,734
	British Pound	Sell	9/21/16	5,773,023	5,978,031	205,008
	Canadian Dollar	Buy	10/19/16	2,335,913	2,336,867	(954)
	Euro	Buy	9/21/16	4,927,360	4,918,018	9,342
	Indonesian Rupiah	Buy	8/18/16	2,038,356	1,980,659	57,697
	Japanese Yen	Sell	8/18/16	3,468,976	3,437,068	(31,908)
	Mexican Peso	Buy	10/19/16	1,916,968	1,965,067	(48,099)
	Mexican Peso	Sell	10/19/16	1,934,493	1,936,441	1,948
	New Zealand Dollar	Buy	10/19/16	1,671,524	1,651,389	20,135
	Norwegian Krone	Buy	9/21/16	1,982,242	1,976,176	6,066
	Russian Ruble	Buy	9/21/16	59,536	57,848	1,688
	South African Rand	Buy	10/19/16	189,274	111,327	77,947
	South Korean Won	Buy	8/18/16	2,203,878	2,117,004	86,874
	South Korean Won	Sell	8/18/16	2,203,878	2,083,525	(120,353)
	Swedish Krona	Sell	9/21/16	6,112,872	6,157,944	45,072
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/19/16	216,664	207,608	9,056
	British Pound	Sell	9/21/16	1,981,033	2,023,795	42,762
	Canadian Dollar	Buy	10/19/16	1,597,857	1,598,406	(549)
	Euro	Buy	9/21/16	978,369	942,472	35,897
	Hong Kong Dollar	Sell	8/18/16	2,222,739	2,223,579	840
	New Zealand Dollar	Sell	10/19/16	1,947,389	1,947,868	479
	Polish Zloty	Sell	9/21/16	78,814	93,391	14,577
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/19/16	3,058,079	3,022,105	35,974
	British Pound	Sell	9/21/16	8,417,932	8,722,126	304,194
	Canadian Dollar	Buy	10/19/16	3,887,645	3,898,271	(10,626)
	Euro	Buy	9/21/16	6,472,607	6,514,891	(42,284)
	Hong Kong Dollar	Sell	8/18/16	1,513,157	1,513,637	480
	Indonesian Rupiah	Buy	11/16/16	2,001,800	1,981,535	20,265
	Japanese Yen	Sell	8/18/16	2,678,135	2,604,414	(73,721)
	New Zealand Dollar	Buy	10/19/16	7,837,775	7,772,795	64,980
	Norwegian Krone	Buy	9/21/16	3,647,559	3,734,287	(86,728)
	Russian Ruble	Buy	9/21/16	1,939,808	1,988,062	(48,254)
	Swedish Krona	Sell	9/21/16	17,310,614	17,717,708	407,094
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	10/19/16	76,947	74,307	(2,640)
	British Pound	Sell	9/21/16	1,772,677	1,788,513	15,836
	Canadian Dollar	Sell	10/19/16	4,093,057	4,161,182	68,125
	Euro	Sell	9/21/16	5,005,221	5,033,984	28,763
	Japanese Yen	Sell	8/18/16	2,008,745	1,999,546	(9,199)
	New Zealand Dollar	Buy	10/19/16	1,764,439	1,726,657	37,782
	Norwegian Krone	Sell	9/21/16	2,370,499	2,427,009	56,510
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/19/16	82,632	80,979	(1,653)
	Brazilian Real	Buy	10/3/16	11,068	10,316	752
	British Pound	Sell	9/21/16	1,808,971	1,940,277	131,306
	Canadian Dollar	Buy	10/19/16	3,272,024	3,341,301	(69,277)
	Japanese Yen	Sell	8/18/16	851,167	838,779	(12,388)
	Singapore Dollar	Buy	8/18/16	2,130,626	2,107,083	23,543
	Singapore Dollar	Sell	8/18/16	2,130,626	2,104,709	(25,917)
UBS AG
	Australian Dollar	Buy	10/19/16	2,838,989	2,782,011	56,978
	British Pound	Sell	9/21/16	333,660	363,309	29,649
	Canadian Dollar	Sell	10/19/16	2,353,611	2,373,682	20,071
	Euro	Buy	9/21/16	237,282	179,859	57,423
	Japanese Yen	Sell	8/18/16	84,529	25,605	(58,924)
	New Zealand Dollar	Buy	10/19/16	1,393,860	1,378,737	15,123
WestPac Banking Corp.
	Australian Dollar	Buy	10/19/16	1,871,282	1,836,022	35,260
	Canadian Dollar	Buy	10/19/16	1,437,420	1,450,208	(12,788)
	New Zealand Dollar	Buy	10/19/16	35,194	34,811	383

Total						$1,833,291

FUTURES CONTRACTS OUTSTANDING at 7/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	213	$37,155,188	Sep-16	$2,442,420
U.S. Treasury Bond Ultra 30 yr (Long)	20	3,810,625	Sep-16	314,491
U.S. Treasury Note 2 yr (Short)	34	7,446,000	Sep-16	(14,943)
U.S. Treasury Note 5 yr (Short)	247	30,137,859	Sep-16	(516,515)
U.S. Treasury Note 10 yr (Short)	52	6,918,438	Sep-16	(190,228)
U.S. Treasury Note Ultra 10 yr (Long)	5	731,016	Sep-16	26,639

Total				$2,061,864

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/16 (premiums $3,393,801) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$11,563,400	$131,672
Goldman Sachs International

(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	74,937,000	38,967
1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	74,937,000	74,188
JPMorgan Chase Bank N.A.

(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	74,937,000	33,722
(1.15)/3 month USD-LIBOR-BBA/Aug-18	Aug-16/1.15	37,468,500	72,314
1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	74,937,000	82,431
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	10,748,000	978,960

Total			$1,412,254

WRITTEN OPTIONS OUTSTANDING at 7/31/16 (premiums $691,875) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/$102.97	$36,000,000	$38,880
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/102.78	36,000,000	29,520
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/102.55	36,000,000	20,880
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/102.36	36,000,000	15,480
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/100.68	18,000,000	18
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/99.97	18,000,000	18
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/100.09	18,000,000	18
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/100.80	18,000,000	18

Total			$104,832

TBA SALE COMMITMENTS OUTSTANDING at 7/31/16 (proceeds receivable $67,792,383) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4.00%, 8/1/46	$5,000,000	8/11/16	$5,359,765
Federal National Mortgage Association, 3.50%, 8/1/46	3,000,000	8/11/16	3,168,516
Federal National Mortgage Association, 3.00%, 8/1/46	57,000,000	8/11/16	59,320,077

Total			$67,848,358

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/16 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A.
MXN	77,451,000	$—	1/1/26	1 month MXN-TIIE-BANXICO	6.16%	$(3,951)
MXN	46,820,000	—	1/2/26	1 month MXN-TIIE-BANXICO	6.14%	(6,322)

Total		$—	$(10,273)

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/16 (Unaudited)

				Upfront		Payments	Payments	Unrealized
				premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

		$45,598,700	(E)	$97,793	9/21/18	1.12%	3 month USD-LIBOR-BBA	$(94,998)
		49,886,400	(E)	319,790	9/21/21	1.40%	3 month USD-LIBOR-BBA	(479,141)
		91,998,200	(E)	1,003,262	9/21/26	1.75%	3 month USD-LIBOR-BBA	(2,346,756)
		18,257,000	(E)	430,246	9/21/46	2.17%	3 month USD-LIBOR-BBA	(1,502,202)
		103,647,000		(389)	6/8/18	0.95082%	3 month USD-LIBOR-BBA	(185,071)
		24,828,000		(200)	6/8/21	3 month USD-LIBOR-BBA	1.22839%	237,218
		11,191,000		(381)	6/8/46	3 month USD-LIBOR-BBA	2.06188%	922,783
		13,300,000	(E)	13,193	9/21/18	1.05%	3 month USD-LIBOR-BBA	(24,552)
		8,640,000	(E)	11,993	9/21/46	3 month USD-LIBOR-BBA	2.10%	774,940
		77,387,000	(E)	(375,030)	9/21/21	3 month USD-LIBOR-BBA	1.30%	484,043
		42,248,000	(E)	(43,994)	9/21/26	1.65%	3 month USD-LIBOR-BBA	(1,177,466)
		32,062,600		(125,113)	7/15/26	3 month USD-LIBOR-BBA	1.4825%	290,826
		28,900,000		(108)	6/29/18	3 month USD-LIBOR-BBA	0.711%	(87,729)
		28,900,000		(108)	6/29/18	3 month USD-LIBOR-BBA	0.7115%	(87,456)
		28,900,000		(108)	6/29/18	3 month USD-LIBOR-BBA	0.716%	(84,855)
		146,136,300	(E)	(551)	2/27/19	0.80%	3 month USD-LIBOR-BBA	457,002
		21,799,400	(E)	75,088	9/21/26	3 month USD-LIBOR-BBA	1.300%	(71,339)
		4,201,000		(56)	7/13/26	1.319%	3 month USD-LIBOR-BBA	11,071
		4,091,000		(54)	7/14/26	1.4065%	3 month USD-LIBOR-BBA	(23,436)
		9,953,000		(132)	7/18/26	1.39174%	3 month USD-LIBOR-BBA	(41,392)
		13,180,000		(175)	7/20/26	1.44191%	3 month USD-LIBOR-BBA	(117,302)
		18,736,000		(248)	7/25/26	1.4995%	3 month USD-LIBOR-BBA	(266,356)
		17,338,000		(230)	7/26/26	1.482%	3 month USD-LIBOR-BBA	(216,706)
		18,190,000		(241)	7/27/26	1.474%	3 month USD-LIBOR-BBA	(212,426)
	AUD	47,000	(E)	(734)	9/28/26	6 month AUD-BBR-BBSW	2.35%	21
	AUD	447,000	(E)	59	9/28/18	3 month AUD-BBR-BBSW	1.75%	506
	AUD	38,000	(E)	19	9/28/21	2.05%	6 month AUD-BBR-BBSW	(155)
	CAD	8,000	(E)	5	9/21/18	3 month CAD-BA-CDOR	0.90%	2
	CAD	11,743,000	(E)	87,312	9/21/26	1.50%	3 month CAD-BA-CDOR	(87,469)
	CAD	16,186,000	(E)	30,966	9/21/21	1.05%	3 month CAD-BA-CDOR	(15,957)
	CHF	4,050,000	(E)	69,494	9/21/26	6 month CHF-LIBOR-BBA	0.15%	(17,461)
	CHF	11,000	(E)	(7)	9/21/18	0.70%	6 month CHF-LIBOR-BBA	2
	CHF	18,420,000	(E)	127,027	9/21/21	6 month CHF-LIBOR-BBA	0.55%	12,025
	EUR	15,775,000	(E)	96,471	9/21/21	0.05%	6 month EUR-EURIBOR-REUTERS	(74,726)
	EUR	8,742,000	(E)	(125,263)	9/21/26	6 month EUR-EURIBOR-Telerate	0.55%	135,242
	GBP	12,000	(E)	86	9/21/18	0.75%	6 month GBP-LIBOR-BBA	(3)
	GBP	4,183,000	(E)	107,628	9/21/21	1.00%	6 month GBP-LIBOR-BBA	(17,668)
	GBP	3,779,000	(E)	(201,658)	9/21/26	6 month GBP-LIBOR-BBA	1.35%	59,506
	JPY	275,679,000		(40)	11/13/45	6 month JPY-LIBOR-BBA	1.32125%	796,820
	JPY	353,080,000		(85)	11/26/35	6 month JPY-LIBOR-BBA	1.09%	567,319
	JPY	275,679,000		(41)	1/5/46	1.22015%	6 month JPY-LIBOR-BBA	(715,413)
	JPY	353,080,000		(94)	1/5/36	1.00875%	6 month JPY-LIBOR-BBA	(510,723)
	NOK	15,134,000	(E)	(10,163)	9/21/26	6 month NOK-NIBOR-NIBR	1.50%	17,227
	NOK	1,312,000	(E)	(1)	9/21/18	0.80%	6 month NOK-NIBOR-NIBR	413
	NOK	67,100,000	(E)	41,728	9/21/21	1.10%	6 month NOK-NIBOR-NIBR	3,799
	NZD	25,707,000	(E)	205,623	9/21/21	2.50%	3 month NZD-BBR-FRA	(94,861)
	NZD	4,711,000	(E)	106,578	9/21/26	2.90%	3 month NZD-BBR-FRA	(22,968)
	NZD	145,000	(E)	(82)	9/21/18	3 month NZD-BBR-FRA	2.25%	361
	SEK	71,911,000	(E)	(117,698)	9/21/26	3 month SEK-STIBOR-SIDE	1.10%	242,714
	SEK	66,576,000	(E)	(115,934)	9/21/21	3 month SEK-STIBOR-SIDE	0.30%	15,864

	Total			$1,705,443	$(3,546,883)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$680,599	$—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	$1,054
Barclays Bank PLC
	112,560	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	(106)
	1,918,348	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	2,198
	1,097,383	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	975
	942,844	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	2,043
	3,290,941	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	2,923
	384,648	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	796
	190,132	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	460
	5,837,143	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	5,185
	837,734	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	960
	3,882,929	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	4,449
	3,166,008	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(5,592)
	668,784	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	1,210
	424,172	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	767
	662,033	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	1,602
	10,253,691	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(15,494)
	7,442,164	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	(4,654)
	42,940,143	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	(6,750)
	45,108,142	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(154,800)
EUR	6,402,000	—	9/15/17	(0.4975%)	Eurostat Eurozone HICP excluding tobacco	(38,650)
EUR	3,201,000	—	9/15/17	(0.46%)	Eurostat Eurozone HICP excluding tobacco	(16,605)
EUR	4,554,000	—	9/15/17	(0.435%)	Eurostat Eurozone HICP excluding tobacco	(21,078)
Citibank, N.A.
	$909,089	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	(143)
	754,541	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	(119)
Credit Suisse International
	1,086,453	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	(171)
	3,095,780	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(10,624)
	2,938,509	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	5,315
	2,952,435	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(4,417)
	3,141,750	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(4,700)
	6,538,736	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	11,830
	629,187	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	1,136
	1,780,213	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	3,224
	6,046,214	(5,668)	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	8,077
Deutsche Bank AG
	3,095,780	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(10,624)
Goldman Sachs International
	2,415,224	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	5,843
	1,863,143	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	4,507
	5,883,231	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	12,747
	2,340,203	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	5,662
	5,309,223	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	(835)
	2,893,625	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(9,930)
	1,087,083	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,731)
	1,374,198	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	2,128
	358,079	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	741
	78,596	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	170
	2,341,513	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	5,073
	3,964,043	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,604)
	175,582	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(603)
	468,237	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,607)
	799,382	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	1,934
	2,646,840	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	6,403
	4,222,796	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	9,149
	4,024,221	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(6,020)
EUR	23,048,000	—	8/10/17	(0.63%)	Eurostat Eurozone HICP excluding tobacco	(220,314)
EUR	7,610,000	—	8/11/17	(0.63%)	Eurostat Eurozone HICP excluding tobacco	(72,743)
EUR	6,402,000	—	8/31/17	(0.27%)	Eurostat Eurozone HICP excluding tobacco	(9,162)
EUR	6,402,000	—	9/1/17	(0.37%)	Eurostat Eurozone HICP excluding tobacco	(20,256)
EUR	6,402,000	—	9/10/20	(0.7975%)	Eurostat Eurozone HICP excluding tobacco	(102,709)
EUR	3,598,000	—	1/26/21	(0.75%)	Eurostat Eurozone HICP excluding tobacco	(34,107)
JPMorgan Chase Bank N.A.
	$4,024,493	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(6,021)
EUR	3,201,000	—	9/4/20	(0.8675%)	Eurostat Eurozone HICP excluding tobacco	(66,027)
EUR	3,201,000	—	9/7/20	(0.85%)	Eurostat Eurozone HICP excluding tobacco	(62,699)
EUR	3,850,000	—	1/27/21	(0.755%)	Eurostat Eurozone HICP excluding tobacco	(37,628)
EUR	3,166,000	—	1/26/21	(0.75%)	Eurostat Eurozone HICP excluding tobacco	(30,012)
JPMorgan Securities LLC
	$3,030,903	(21,785)	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(15,555)

Total		$(27,453)	$(899,529)

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/16 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$11,962	$175,000	5/11/63	300 bp	$3,524
	CMBX NA BBB- Index	BBB-/P	22,719	377,000	5/11/63	300 bp	4,542
	CMBX NA BBB- Index	BBB-/P	46,609	755,000	5/11/63	300 bp	10,206
	CMBX NA BBB- Index	BBB-/P	44,403	779,000	5/11/63	300 bp	6,842
	Credit Suisse International
	CMBX NA BB Index	—	(166,815)	9,451,000	5/11/63	(500 bp)	811,625
	CMBX NA BBB- Index	BBB-/P	12,779	973,000	5/11/63	300 bp	(34,136)
	CMBX NA BBB- Index	BBB-/P	107,566	9,819,000	5/11/63	300 bp	(365,874)
	CMBX NA BBB- Index	BBB-/P	4,349	41,000	1/17/47	300 bp	1,515
	CMBX NA BBB- Index	BBB-/P	61,576	613,000	1/17/47	300 bp	19,208
	CMBX NA BBB- Index	BBB-/P	120,430	3,511,000	1/17/47	300 bp	(122,239)
	CMBX NA BBB- Index	BBB-/P	271,628	3,636,000	1/17/47	300 bp	20,320
	CMBX NA BBB- Index	BBB-/P	270,605	7,603,000	1/17/47	300 bp	(254,890)
	Goldman Sachs International
	CMBX NA BB Index	—	(351,807)	3,439,000	5/11/63	(500 bp)	5,658
	CMBX NA BB Index	—	(62,952)	416,000	1/17/47	(500 bp)	(883)
	CMBX NA BBB- Index	BBB-/P	517	145,000	1/17/47	300 bp	(9,505)
	CMBX NA BBB- Index	BBB-/P	517	145,000	1/17/47	300 bp	(9,505)
	CMBX NA BBB- Index	BBB-/P	1,924	450,000	1/17/47	300 bp	(29,179)
	CMBX NA BBB- Index	BBB-/P	1,604	450,000	1/17/47	300 bp	(29,498)
	CMBX NA BBB- Index	BBB-/P	1,604	450,000	1/17/47	300 bp	(29,498)
	CMBX NA BBB- Index	BBB-/P	102,567	2,120,000	5/11/63	300 bp	(359)
	CMBX NA BBB- Index	BBB-/P	9,255	224,000	1/17/47	300 bp	(6,227)
	CMBX NA BBB- Index	BBB-/P	25,357	610,000	1/17/47	300 bp	(16,804)
	CMBX NA BBB- Index	BBB-/P	27,101	628,000	1/17/47	300 bp	(16,304)
	CMBX NA BBB- Index	BBB-/P	25,280	628,000	1/17/47	300 bp	(18,125)
	CMBX NA BBB- Index	BBB-/P	25,280	628,000	1/17/47	300 bp	(18,125)
	CMBX NA BBB- Index	BBB-/P	13,828	656,000	1/17/47	300 bp	(31,512)
	CMBX NA BBB- Index	BBB-/P	20,269	677,000	1/17/47	300 bp	(26,523)
	CMBX NA BBB- Index	BBB-/P	29,270	966,000	1/17/47	300 bp	(37,496)
	JPMorgan Securities LLC
	CMBX NA BBB- Index	BBB-/P	10,927	418,000	1/17/47	300 bp	(17,963)
	CMBX NA BBB- Index	BBB-/P	23,787	451,000	1/17/47	300 bp	(7,385)
	CMBX NA BBB- Index	BBB-/P	35,632	644,000	1/17/47	300 bp	(8,880)

	Total		$747,771	$(207,470)

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at July 31, 2016. Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications.

Key to holding's currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD / $	United States Dollar
Key to holding's abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $578,353,161.
(b)	The aggregate identified cost on a tax basis is $784,247,728, resulting in gross unrealized appreciation and depreciation of $11,321,949 and $32,979,612, respectively, or net unrealized depreciation of $21,657,663.
(NON)	This security is non-income-producing.
(STP)	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,859,000, or 0.7% of net assets.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Short Term Investment Fund*	$14,980,484	$467,537,984	$467,279,408	$106,277	$15,239,060
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $247,347,388 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging currency exposures and to gain exposure to currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $197,269 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $1,704,088 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,764,824 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$132,327	$—	$—
Total common stocks	132,327	—	—
Asset-backed securities	—	3,859,000	—
Corporate bonds and notes	—	168,975,297	—
Foreign government and agency bonds and notes	—	36,509,044	—
Mortgage-backed securities	—	243,467,831	2,525,110
Purchased options outstanding	—	126,756	—
Purchased swap options outstanding	—	283,141	—
Senior loans	—	54,650,140	—
U.S. government and agency mortgage obligations	—	187,738,320	—
U.S. treasury obligations	—	721,941	—
Short-term investments	15,629,060	47,972,098	—

Totals by level	$15,761,387	$744,303,568	$2,525,110

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,833,291	$—
Futures contracts	2,061,864	—	—
Written options outstanding	—	(104,832)	—
Written swap options outstanding	—	(1,412,254)	—
TBA sale commitments	—	(67,848,358)	—
Interest rate swap contracts	—	(5,262,599)	—
Total return swap contracts	—	(872,076)	—
Credit default contracts	—	(955,241)	—

Totals by level	$2,061,864	$(74,622,069)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of October 31, 2015	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3 †	Total transfers out of Level 3 †	Balance as of July 31, 2016
Asset-backed securities	$51,437,000	$—	$—	$—	$—	$(51,437,000)	$—	$—	$—
Mortgage-backed securities	$12,889,281	(894,706)	(102,184)	(70,009)	2,513,932	(1,710,990)	—	(10,100,214)	$2,525,110
Totals	$64,326,281	$(894,706)	$(102,184)	$(70,009)	$2,513,932	$(53,147,990)	$—	$(10,100,214)	$2,525,110

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.
# Includes $20,771 related to Level 3 securities still held at period end.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$1,397,974	$2,353,215
Foreign exchange contracts	3,645,172	1,811,881
Interest rate contracts	9,388,728	14,568,728

Total	$14,431,874	$18,733,824

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)		$119,100,000
Purchased swap option contracts (contract amount)		$896,200,000
Written TBA commitment option contracts (contract amount)		$238,200,000
Written swap option contracts (contract amount)		$974,700,000
Futures contracts (number of contracts)		600
Forward currency contracts (contract amount)		$474,600,000
OTC interest rate swap contracts (notional)		$30,900,000
Centrally cleared interest rate swap contracts (notional)		$2,459,800,000
OTC total return swap contracts (notional)		$320,600,000
OTC credit default contracts (notional)		$68,100,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

	Assets:
	OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	Centrally cleared interest rate swap contracts§	—	—	5,319,176	—	—	—	—	—	—	—	—	—	—	—	—	5,319,176
	OTC Total return swap contracts*#	1,054	23,568	—	—	35,250	—	54,357	—	—	6,230	—	—	—	—	—	120,459
	OTC Credit default contracts*#	—	—	—	—	978,440	—	419,534	—	—	—	—	—	—	—	—	1,397,974
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	131,184	—	—	—	—	131,184
	Forward currency contracts#	309,781	286,661	—	323,861	607,356	28,900	574,511	103,611	832,987	—	—	207,016	155,601	179,244	35,643	3,645,172
	Purchased swap options#	—	—	—	—	41,281	—	97,231	—	144,629	—	—	—	—	—	—	283,141
	Purchased options#	—	—	—	—	—	—	—	—	126,756	—	—	—	—	—	—	126,756

	Total Assets	$310,835	$310,229	$5,319,176	$323,861	$1,662,327	$28,900	$1,145,633	$103,611	$1,104,372	$6,230	$131,184	$207,016	$155,601	$179,244	$35,643	$11,023,862

	Liabilities:
	OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$10,273	$—	$—	$—	$—	$—	$—	$10,273
	Centrally cleared interest rate swap contracts§	—	—	6,332,788	—	—	—		—	—	—	—	—	—	—	—	6,332,788
	OTC Total return swap contracts*#	—	263,729	—	262	19,912	10,624	495,621	—	202,387	—	—	—	—	—	—	992,535
	OTC Credit default contracts*#	100,579	—	—	—	1,585,029	—	563,033	—	—	104,574	—	—	—	—	—	2,353,215
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	46	—	—	—	—	46
	Forward currency contracts#	105,436	119,234	—	636,250	156,706	137,993	201,314	549	261,613	—	—	11,839	109,235	58,924	12,788	1,811,881
	Written swap options#	—	—	—	—	131,672	—	113,155	—	1,167,427	—	—	—	—	—	—	1,412,254
	Written options#	—	—	—	—	—	—	—	—	104,832	—	—	—	—	—	—	104,832

	Total Liabilities	$206,015	$382,963	$6,332,788	$636,512	$1,893,319	$148,617	$1,373,123	$549	$1,746,532	$104,574	$46	$11,839	$109,235	$58,924	$12,788	$13,017,824

	Total Financial and Derivative Net Assets	$104,820	$(72,734)	$(1,013,612)	$(312,651)	$(230,992)	$(119,717)	$(227,490)	$103,062	$(642,160)	$(98,344)	$131,138	$195,177	$46,366	$120,320	$22,855	$(1,993,962)
	Total collateral received (pledged)##†	$—	$201,126	$—	$(312,651)	$—	$(109,989)	$(227,490)	$103,062	$(642,160)	$(98,344)	$—	$195,177	$46,366	$48,738	$—
	Net amount	$104,820	$(273,860)	$(1,013,612)	$—	$(230,992)	$(9,728)	$—	$—	$—	$—	$131,138	$—	$—	$71,582	$22,855

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: September 29, 2016